EXHIBIT 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT, effective December 18th, 2003 (“Third Amendment”), amends that certain Credit Agreement, dated April 16th, 2001, by and between Neoforma, Inc., fdba Neoforma.com, Inc., a Delaware corporation (“Neoforma”), and VHA Inc., a Delaware corporation (“VHA”), as amended to date (the “Agreement”). The capitalized terms not otherwise defined herein have the respective meanings given to them in the Agreement.

RECITALS

WHEREAS, Neoforma and VHA wish to reduce the amount of the Maximum Loan Amount from $25,000,000 to $15,000,000; and

WHEREAS, Section 8.8 of the Agreement states, in part, that the Agreement may be modified or amended only by a writing signed by both parties hereto.

NOW, THEREFORE, in consideration of the mutual promises made herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree to the following:

1.	Amendment of Section 1.10. Section 1.10 of the Agreement provides:

1.10	Maximum Loan Amount. The term “Maximum Loan Amount” means $25,000,000.

Section 1.10 is hereby revised in its entirety, such that Section 1.10 is revised to state:

1.10	Maximum Loan Amount. The term “Maximum Loan Amount” means $15,000,000.

2.	All Other Terms Unchanged. Except as expressly modified by this Third Amendment, all terms of the Agreement shall remain in full force and effect.

3.	Governing Law. This Third Amendment shall be governed by and construed under the internal laws of the State of California and shall be binding upon the parties hereto in the United States and worldwide. The federal and state courts of California shall have exclusive jurisdiction to adjudicate any dispute arising out of this Second Amendment.

4.	Counterparts. This Third Amendment may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

IN WITNESS WHEREOF, this Third Amendment has been executed, effective as of the date first written above.

NEOFORMA, INC.		VHA INC.

By:	/s/ ANDREW GUGGENHIME	By:	/s/ ROBERT CHAPEL
Title:	CFO	Title:	CFO

[Signature Page to Third Amendment to Credit Agreement]